EXHIBIT H

                          REGISTRATION RIGHTS AGREEMENT



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


                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made as of April 9, 2001, by and among Audium Corporation, a Delaware corporation (the "Company"), and holders of the Company's Preferred Stock (defined below) listed on Schedule A (the "Investors").

                             Preliminary Statements

     A. Each Investor is a party to a convertible note and/or securities purchase agreement with the Company (the "Stock Purchase Agreements").

     B. Pursuant to the Stock Purchase Agreements, the Company agreed to grant the Investors certain registration rights as more particularly described herein.

     C. Execution of this Agreement is a condition precedent to the Investors' obligation to acquire Preferred Stock.

                                    Agreement

         The parties, intending to be legally bound, agree as follows:

1.       Certain Definitions

     1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below.

          "Best efforts" means a party's commercially reasonable best efforts.

          "Commission" means the Securities and Exchange Commission.

          "Common Stock" means the Company's common stock, par value $.01 per share.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Founders" mean Michael L. Bergelson, Elam T. Birnbaum, John J. Oh and Joseph Oh.

          "Holder" shall mean the Investors at any time during which they hold Registrable Securities and any holder of Registrable Securities to whom the registration rights granted by this Agreement have been transferred by a Holder in compliance with Section 10 of this Agreement.

          "Initiating Holder" shall mean any Holder(s) owning at least a majority of the Registrable Securities.

          "Preferred Stock" shall mean the Series A Convertible Preferred Stock, par value $.01 per share.



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

          "Qualified Public Offering" shall mean the closing by the Company of a firm commitment underwritten public offering pursuant to a registration statement filed under the Securities Act with an initial "Price to the Public" of at least $10.00 per share and aggregate offering proceeds to the Company of not less than $25,000,000 (net of underwriting discounts and commissions).

          "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registrable Securities" shall mean Shares issued or issuable pursuant to the conversion of the Preferred Stock and any Shares issued as a dividend, stock split or other distribution with respect to or in exchange for or in replacement of such Shares; provided, however, that Registrable Securities shall not include any Shares which have previously been registered or which have been sold to the public either pursuant to a registration statement or are eligible for sale or have been sold pursuant to Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned or are not assignable.

          "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including without limitation, salaries and expenses of the Company's officers and directors, all registration, qualification, listing, quotation and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits (whether quarterly, annual or otherwise) and other accounting fees incident to or required by any such registration, any related liability insurance obtained by or on behalf of the Company, but shall not include Selling Expenses.

          "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and the fees and disbursements of counsel for the Holders.

          "Shares" shall mean shares of the Common Stock.



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2.       Requested Registration

     2.1 Request for Registration. If, after 180 days following the closing of a Qualified Public Offering, the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to that number of Registrable Securities which would result in anticipated aggregate gross proceeds to the Initiating Holders of at least $5,000,000, the Company will:

          (a) promptly give written notice of the proposed registration to all other Holders; and

          (b) as soon as practicable, file a registration statement on the appropriate form (including with respect to such registration, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested or required and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request delivered to the Company within 15 days after receipt of such written notice from the Company.

          Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Article 2:

               (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (ii) after the Company has effected two registrations pursuant to
          Section 2.1;

               (iii) if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that

                    (A) it would be detrimental to the Company and its stockholders for such registration statement to be filed on or before the time filing would be required and it is therefore essential to defer the filing of such registration statement. The Company shall have the right to defer such filing (but not more than once during any 12-month period) for a period of not more than 90 days after receipt of the request of the Initiating Holders; or

                    (B) the Company plans to file a registration statement for a public offering within 90 days; or

               (iv) if the Initiating Holders are able to request a registration on Form S-3 pursuant to Article 4.



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     2.2 Other  Securities.  The  registration  statement  filed pursuant to the request of the Initiating Holders, may, subject to the provisions Section 2.3 below, include other Shares of the Company which are issued by the Company or held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration.

     2.3 Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwritten offering (including pursuant to Article 4), they shall so advise the Company as a part of their request made pursuant to Section 2.1 or as appropriate, and the Company shall include such information in the written notice referred to in
Section 2.1(a) or 4.1(a), as appropriate. The Company shall have the right to select the investment banker or investment bankers and managers to administer the offering. The right of any Holder to include his Shares in any registration statement shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds. Shares issued by the Company or owned by a person or entity other than the Holders may be included in such registration statement; provided, however, that if the managing underwriter or underwriters of such offering shall advise the Company in writing that, because of marketing reasons or the size of the offering intended to be made, the success of the offering would be adversely affected by the inclusion of securities other than those owned by the Holders, then the amount of securities to be offered for the account of the Company and each such person or entity other than the Holders shall be reduced to the extent necessary (including excluding such securities from the underwriting entirely) to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters. If after excluding all Shares to be issued by the Company or held by persons or entities other than the Holders, the managing underwriter or underwriters advises the Initiating Holders in writing that, because of marketing reasons or the size of the offering intended to be made, the success of the offering would be adversely affected by the inclusion of all Registrable Securities requested to be included by Holders, then the number of Registrable Securities to be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder.

3.       Piggy-Back Registration

     3.1 Notices. If the Company shall determine to register any of its Shares either for its own account or the account of a security holder or holders, other than a registration relating to employee benefit plans, or a registration relating to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company shall:

          (a) promptly give written notice to each Holder thereof; and

          (b) use its best efforts to include in such registration (and any related registration or qualification under blue sky laws or other compliance), except as set forth in Section 3.2, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within 30 days after the Company's written notice described in Section 3.1(a)


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     above is given. A Holder's  written  request may specify all or a part of a
     Holder's Registrable Securities.

     3.2 Priority on Piggyback Registrations.

          (a) If the registration of which the Company gives notice is for an underwritten offering, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). In such event, the right of any Holder to registration pursuant to this Article shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Company shall have the right to select the investment banker or investment bankers and managers to administer the offering.

          (b) Notwithstanding the foregoing, if the representative of the managing underwriters advises the Company that marketing factors or the size of the offering require a limitation of the number of Shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. Under such circumstances, the priority for inclusion in the underwritten offering shall be determined as follows:
     (i) first, to those securities to be included in the underwritten offering that are owned by holders exercising demand registration rights or to the securities to be issued by the Company if the underwritten offering is initiated by the Company, as applicable; (ii) second, to those securities to be included in the underwritten offering that are owned by Holders of Registrable Securities exercising piggy-back rights (allocated in proportion, if necessary, as near as practicable to the amount of Registrable Securities owned by each Holder); and (iii) third, to those securities to be included in the underwritten offering by any other person. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter.

4.       Registration on Form S-3

     4.1 Following a Qualified Public Offering, in case the Company shall receive from Initiating Holders a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3 that permits resales of securities) for a public offering of shares of the Registrable Securities the aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $2,500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall:

          (a) promptly inform the other Holders of the proposed registration and offer them the opportunity to participate; and

          (b) use commercially reasonable efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request delivered to the Company within 15 days after receipt of such written notice from the Company. In the event the registration is proposed to be part of an underwritten public offering, the


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     substantive  provisions  of Section  2.3 shall be  applicable  to each such registration initiated under this Article 4.

          Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Article 4:

               (i) following the filing of, and for 180 days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan);

               (ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (iii) after the Company has effected two registrations pursuant to Section 4.1; or

               (iv) if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that

                    (A) it would be detrimental to the Company and its stockholders for such registration statement to be filed on or before the time filing would be required and it is therefore essential to defer the filing of such registration statement. The Company shall have the right to defer such filing (but not more than once during any 12-month period) for a period of not more than 90 days after receipt of the request of the Initiating Holders; or

                    (B) the Company plans to file a registration statement for a public offering within 90 days.

5.       Costs and Expenses

     5.1 Costs and Expenses. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Articles 2, 3 or 4 shall be borne by the Company; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Securities covered by registrations effected pursuant to Articles 2, 3 or 4 shall be borne by each Holder of Registrable Securities in proportion to the number of shares of Registrable Securities sold by the respective Holder.

6.       Obligations of the Company

     6.1 Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall:

          (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and to keep such


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     registration  statement  effective  for at  least  90  days  or  until  the distribution described in the registration statement has been completed, whichever first occurs, to the extent permitted by and subject to applicable law.

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such registration statement.

          (c) Furnish to each Holder participating in the registration, without charge such numbers of copies of the registration statement, each amendment and supplement thereto, the prospectus included in such registration statement, including the preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Holder.

          (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

7.       Contractual Preemptive Rights

     7.1 Grant. The Company hereby grants to each Holder listed on Exhibit A who owns 1,000,000 or more shares of Preferred Stock (or Shares issued or issuable upon conversion of the Preferred Stock) and the Founders (which may be considered "Holders," as the context requires, solely for purposes of this
Section 7), the right to purchase a pro rata share of New Securities (as defined in Section 7.2) which the Company may, from time to time, propose to sell and issue. A Holder's pro rata share, for purposes of this Article 7, is the ratio of the number of Shares owned by such Holder immediately prior to the issuance of New Securities, assuming full conversion of the Preferred Stock and including all outstanding rights, options and warrants to acquire Shares held by such Holder, to the total number of Shares outstanding immediately prior to the issuance of New Securities, assuming full conversion of the Preferred Stock, and including all outstanding rights, options and warrants to acquire Shares. Furthermore, if any Holder does not elect to purchase New Securities pursuant to this Section (collectively, the "Non-Participating Stockholders"), then each Holder electing to purchase New Securities (each a "Purchasing Stockholder") will have the right to purchase that number of shares such Non-Participating Stockholders were entitled to purchase pursuant to this Section (the "Residual Shares"). If more than one Purchasing Stockholder gives a notice pursuant to this Section of its intention to purchase Residual Shares and the total number of shares covered by such notices exceeds the total number of Residual Shares, then the Residual Shares shall be allocated among such Purchasing Stockholders such that each Purchasing Stockholder shall have the right to purchase that number of Residual Shares equal to a fraction of the total Residual Shares, the numerator of which is the number of shares of Shares owned by such Purchasing Stockholder immediately prior to the issuance of New Securities, assuming full conversion of the Preferred Stock and including all outstanding rights, options and warrants to acquire Shares held by such Holder, and the denominator of which is the combined number of Shares owned by all Purchasing Stockholders


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immediately prior to the issuance of New Securities, assuming full conversion of the Preferred Stock and including all outstanding rights, options and warrants to acquire Shares.

     7.2 For purposes of this Article 7, "New Securities" shall mean any capital stock (including Common Stock and/or preferred stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock; provided that the term "New Securities" does not include (a) securities purchased as part of the Preferred Stock private placement pursuant to which this Agreement has been executed or notes converted into Preferred Stock on or about the date hereof; (b) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of all or substantially all the assets or other reorganization whereby the Company shall own more than 50% of the voting power of such business entity or business segment of any such entity; (c) up to 1,590,678 Shares issued to employees, consultants or directors of the Company directly or pursuant to a stock option plan, stock purchase plan, restricted stock plan or other employee benefit plan approved by the Board of Directors of the Company; (d) securities issued in a Qualified Public Offering; (e) securities issued upon conversion of the Preferred Stock or other already outstanding convertible notes or securities or as dividends, stock splits or distributions on the Preferred Stock; or (f) securities issued pursuant to any warrants, options or convertible notes to acquire capital stock of the Company existing or outstanding as of the date any shares of Preferred Stock are first issued; and (g) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to and in accordance with subsections (a) through (f) above.

     7.3 Notice. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Holder shall have 30 days after any such notice is received to agree to purchase such Holder's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

     7.4 Failure to Exercise. In the event the Holders fail to exercise fully such right within said 30-day period, the Company shall have one hundred twenty
(120) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 120 days from the date of said agreement) to sell the New Securities respecting which the Holders' right set forth in this Section was not exercised, at a price and upon terms substantially the same as those specified in the Company's notice to Holders pursuant to Section 7.3. In the event the Company has not sold within said 120-day period or entered into an agreement to sell the New Securities in accordance with the foregoing within 120 days from the date of said agreement, the Company shall not thereafter issue or sell any New Securities without first again offering such securities to the Holders in the manner provided in Article 7 above. A Holder's failure to respond within the 30-day period shall be deemed a waiver of its right to acquire New Securities.

     7.5 Expiration. The right to acquire New Securities granted under this Article shall expire upon, and shall not be applicable to, a Qualified Public Offering.



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

     7.6 Transferability. The right to acquire New Securities set forth in this Article may not be assigned or transferred, except that such right is assignable by each Holder to any majority-owned subsidiary or parent of, or to any corporation or entity that is an affiliate of or successor in interest to, any such Holder, or any transferee of 1,000,000 or more shares of Common Stock, including Common Stock issuable upon conversion of the Preferred Stock.

8.       Rule 144 Reporting

     8.1 Reporting. With a view to making available to all Holders the benefits of certain rules and regulations of the Commission which may permit the sale of Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public;

          (b) file with the Commission in a timely manner all reports and other documents required by the Company under the Securities Act and the Exchange Act; and

          (c) so long as a Holder owns any restricted securities, as that term is understood and defined in Rule 144, subject to this Agreement, furnish to each Holder of Registrable Securities forthwith upon such Holder's request (i) a written statement by the Company as to its compliance with the public information requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public); (ii) a copy of the most recent annual or quarterly report of the Company; and
     (iii) such other reports and documents as may be reasonably requested in availing any such Holder of any rule or regulation of the Commission permitting the sale of any shares without registration.

9.       Information by Holder

     9.1 Information to be Furnished. Each Holder of Registrable Securities shall timely furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

10.      Transferability

     10.1 Transferability. The rights set forth in this Agreement (other than Article 7, the assignability of which is governed by Section 7.6) may be assigned by a Holder (a) to any majority-owned subsidiary or parent of, or to any corporation or other entity that is an affiliate or successor in interest to, any such Holder to which such Holder transfers any number of Registrable Securities, (b) in the case of any Holder that is a partnership or limited liability company, to any partner or member of such Holder to which such Holder transfers any number of Registrable Securities, (c) to any spouse or lineal descendant of a Holder or a trust for the benefit of any such person and (d) to


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any other  transferee  of  100,000  or more  Registrable  Securities;  provided, however, that any such assignee agrees in writing to be bound by the terms of this Agreement.

11.      "Market Stand-Off" Agreement

     11.1 Agreement. Each Holder of Registrable Securities agrees that in connection with the Company's first underwritten sale of Shares to the public effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act and pursuant to which sales are made, if requested by the Company and the managing underwriters in such offering, not to effect any public sale or distribution or other transfer or disposal (including encumbrances) of any of the Company's securities, including a sale pursuant to Rule 144 (except as part of such underwritten offering), for a period of up to 180 days after the closing date of such underwritten offering. The Company may impose stop-transfer instructions with respect to the Shares (or other securities) subject to the foregoing restriction until the end of such 180-day period; provided, however, that the foregoing obligation shall be conditioned upon all officers and directors of the Company and all holders of more than one percent of the Shares of the Company entering into similar agreements and not being released from such agreements at any time before or during such 180-day period.

12.      Indemnification

     12.1 Indemnification. If any Registrable Securities are included in a registration statement under this Agreement:

          (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder participating in a registration pursuant to this Agreement, their affiliates, partners, officers, employees, directors and agents (each, a "Participating Holder"), any underwriter (as defined in the Securities Act) for such Participating Holder and each person, if any, who controls such Participating Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any prospectus or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or state securities laws; and the Company shall pay to each such Participating Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished expressly for use in connection with such registration by such Participating Holder.

          (b) To the extent permitted by law, each Participating Holder shall indemnify and hold harmless the Company, each of its current and former directors, officers, employees and agents, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Participating Holder and any controlling person of any such underwriter or other Participating Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in reliance upon information furnished by such Participating Holder expressly for use in connection with such registration; and each such Participating Holder shall pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Participating Holder, which consent shall not be unreasonably withheld or delayed. However, in no event shall any Participating Holder's liability under this Article 12 exceed the net proceeds to such Participating Holder of Registrable Securities sold as contemplated herein.

          (c) Promptly after receipt by an indemnified party under this Article of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party is inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Article, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Article. The payments required by this Article shall be made periodically throughout the course of investigation or defense, as and when bills are received or expenses incurred, provided that the indemnified party seeking reimbursement of expenses hereunder undertakes in a writing reasonably satisfactory to the indemnifying party, to repay all amounts previously paid over to the indemnified party if it is ultimately determined (by a final judgment of a court of competent jurisdiction) that such party is not entitled to indemnification hereunder.

          (d) If the indemnification provided for in this Article is held by a court of competent jurisdiction to be unavailable to an indemnified party, other than pursuant to its terms, with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party to this Agreement, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall any Participating Holder's liability for contribution under this Article exceed the net proceeds to such Participating Holder of Registrable Securities sold as contemplated hereby.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company and Holders under this Article shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise; provided, however, that the remedies provided for in this Article are not exclusive and shall not limit any rights or remedies which may otherwise be available to the Company or Holders at law or in equity.

13.      Miscellaneous

         13.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile or similar writing) and shall be given to (a) the Company at its address or facsimile number set forth below and (b) the Holders at their address or facsimile number set forth on the Exhibits to this Agreement or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Holders and the Company. Each such notice, request or other communication shall be effective (i) if given by facsimile, one business day following when such facsimile is transmitted to the facsimile number specified in this Section and the receipt is otherwise confirmed, (ii) if given by mail, five days for domestic addresses and seven days for foreign addresses after deposit in the mails, registered or certified mail with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified by this Section.

                    If to the Company:

                    Audium Corporation
                    ATTN: Mike Bergelson
                    150 Lafayette Street
                    9th Floor
                    New York, New York  10013
                    Telephone No. (212) 609-4000
                    Fax No. (646) 349-4820

                    With copy to (which shall not constitute notice):

                    Baker & McKenzie
                    ATTN: Jonathan B. Newton
                    2001 Ross Ave., Suite 4500
                    Dallas, Texas 75201
                    Telephone No. (214) 978-3000
                    Fax No. (214) 978-3099

The address of any party to which notices may be delivered pursuant to this Section may be changed by such party by delivering written notice of such changed address in the same manner as notices are required to be delivered pursuant to this Section.

     13.2 No Waivers. No failure or delay by one party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     13.3 Additional Registration Rights. The Company shall not grant registration rights equal or senior to the registration rights granted under this Agreement to any other holder of the Company's securities without the prior approval of the Holders of a majority of the number of Registrable Securities.

     13.4 Modification of Agreement; Assignment. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of a majority of the then outstanding Registrable Securities (or in the case of Article 7, a majority of the shares of Common Stock (assuming conversion of all shares of Preferred Stock) held by persons entitled to the rights granted under Article 7), and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder. Except as set forth in Article 7 and Article 10, no party to this Agreement may sell, assign or transfer any interest in this Agreement, or any rights or obligations hereunder, including, without limitation, a party's rights, title, interests, remedies, powers and duties hereunder.

     13.5 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     13.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.7 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

     13.8 Survival. All covenants, agreements, representations and warranties made herein or otherwise in writing in connection herewith shall survive both the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby.

     13.9 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

     13.10 Entire Agreement. This Agreement and the other documents contemplated herein collectively represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

     13.11 Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall be deemed invalid, illegal or unenforceable to any extent or for any reason, such provision shall be severed from this Agreement and the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law. A provision which is valid, legal and enforceable shall be substituted for the severed provision.

     13.12 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     13.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to this Agreement shall terminate on (a) the closing of the first the Company-initiated registered public offering of Common Stock, if all Shares of Registrable Securities held or entitled to be held upon conversion by such Holder may be sold under Rule 144 during any 90-day period, or (b) on the date after the closing of the first Company-initiated registered public offering of Common Stock on which all Shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, but in no event later than the second anniversary of any such closing under either (a) or (b) if such offering is a Qualified Public Offering.

         IN WITNESS WHEREOF, this Agreement is entered into between the parties as of the first date written above.

                                        AUDIUM CORPORATION



                                        By:
                                            Michael L. Bergelson, President

                                   INVESTORS:


                               FONIX CORPORATION



                               By:
                               Name:
                               Title:



                               Linda Bergelson, Individually

                               Address: 261 Woodside Avenue
                                                 Ridgewood, New Jersey 07450
                               Telephone:        201-455-8319
                               Facsimile:        973-423-2401

                               Consented to:
                                            ------------------------------------
                                                 Spouse of Linda Bergelson



                               Elisha Birnbaum, Individually

                               Address: 140 Riverside Drive
                                                 New York, New York 10024
                               Telephone:        212-877-4575
                               Facsimile:

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Elisha Birnbaum

                               Barry Brumberg, Individually

                               Address: 5 Plymouth Road
                                                 Great Neck, New York 11023
                               Telephone:        516-773-4062
                               Facsimile:

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Barry Brumberg



                               Alberto Errera, Individually

                               Address: 32 W. 20th Street, Apt. 7A
                                                 New York, New York 10011
                               Telephone:        212-929-4129
                               Facsimile:

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Alberto Errera



                               Chris Joo, Individually

                               Address:      29 Tip Top Way
                                             Berkeley Heights, New Jersey 07922
                               Telephone:    908-464-7731
                               Facsimile:    908-665-8385

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Chris Joo

                               Judy Joo, Individually

                               Address: 2500 Chestnut St., Apt. 10
                                                 San Francisco, California 94123
                               Telephone:        415-576-2033
                               Facsimile:        415-576-2055

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Judy Joo



                               Sonya Joo, Individually

                               Address: 509 W. 110th St., Apt. 7B
                                                 New York, New York 10025
                               Telephone:        212-864-9699
                               Facsimile:        212-864-7599

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Sonya Joo



                               Russell Kellner, Individually

                               Address: 401 E. 89th Street
                                                 New York, New York 10128
                               Telephone:        212-828-7032
                               Facsimile:        212-828-7032

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Russell Kellner

                               Tom Kuchler, Individually

                               Address: 4601 Connecticut Ave. NW, Apt 219
                                                 Washington, DC 20008
                               Telephone:        202-244-1827
                               Facsimile:        202-237-2680

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Tom Kuchler



                               Sang Lee, Individually

                               Address: 619 Springvale Road
                                                 Great Falls, VA 22066
                               Telephone:        703-757-0209
                               Facsimile:

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Sang Lee



                               Yun Jun Oh, Individually

                               Address: Room 1005 Dong Book Bldg 45-20
                                                 Yeoido-Dong
                                                 Youngdeungpo-Ku, Seoul 150-010
                               Telephone:        822-785-6975
                               Facsimile:        822-785-6758

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Yun Jun Oh

                               Youn K. Oh, Individually

                               Address: 18 Glen View Drive
                                                 Warren, New Jersey 07059
                               Telephone:        908-755-6032
                               Facsimile:

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Youn K. Oh



                               Scott Rosenberg, Individually

                               Address: 111 High Street
                                                 Leonia, New Jersey 07605
                               Telephone:        201-242-1185
                               Facsimile:        212-213-5827

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Scott Rosenberg



                               Eric Tepper, Individually

                               Address: 454-327 Prospect Avenue
                                                 West Orange, New Jersey 07052
                               Telephone:        973-731-8393
                               Facsimile:

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Eric Tepper

                               Vernon Wright, Individually

                               Address: 2460 West Central
                                                 Jacksboro, Tennessee 37757
                               Telephone:        423-562-9652
                               Facsimile:        423-566-8642

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Vernon Wright


                               FARD INVESTMENTS USA, INC.


                               By:      _________________________________
                               Name:    _________________________________
                               Title:   _________________________________

                               Address: c/o Chelsea Capital
                                                 377 Fifth Avenue, Suite 500
                                                 New York, New York 10016
                               Telephone:        (212) 779-7757
                               Facsimile:        (212) 779-0707
                               Person for Notice:  Daniel Shahrabani


                               DRMW HOLDINGS USA, INC.


                               By:      _________________________________
                               Name:    _________________________________
                               Title:   _________________________________

                               Address: c/o Chelsea Capital
                                                 377 Fifth Avenue, Suite 500
                                                 New York, New York 10016
                               Telephone:        (212) 779-7757
                               Facsimile:        (212) 779-0707
                               Person for Notice:  Daniel Shahrabani

                               Rosalin Shahrabani, Individually

                               Address: c/o Chelsea Capital
                                                 377 Fifth Avenue, Suite 500
                                                 New York, New York 10016
                               Telephone:        (212) 779-7757
                               Facsimile:        (212) 779-0707

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Rosalin Shahrabani



                               Ami Weinstock, Individually

                               Address: c/o Chelsea Capital
                                                 377 Fifth Avenue, Suite 500
                                                 New York, New York 10016
                               Telephone:        (212) 779-7757
                               Facsimile:        (212) 779-0707

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Ami Weinstock

                               Stan Gut, Individually

                               Address: c/o Chelsea Capital
                                                 377 Fifth Avenue, Suite 500
                                                 New York, New York 10016
                               Telephone:        (212) 779-7757
                               Facsimile:        (212) 779-0707

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Stan Gut



                               Michael Yuval, Individually

                               Address: c/o Tidan Constructions
                                                 666 Sherbrooke Street
                                                 Penthouse
                                                 Montreal, PQ
                                                 Canada H3A 1E7
                               Telephone:        (514) 845-6393
                               Facsimile:        (514) 845-8640

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Michael Yuval



                               Avi Pelossof, Individually

                               Address: 51-A Edgewood Road
                                                 New York, New York 11050
                               Telephone:        (516) 883-0653
                               Facsimile:        (516) 767-8540

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Avi Pelossof

                               Jean Paul Calamaro, Individually

                               Address: c/o Chelsea Capital
                                                 377 Fifth Avenue, Suite 500
                                                 New York, New York 10016
                               Telephone:        (212) 779-7757
                               Facsimile:        (212) 779-0707

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Jean Paul Calamaro


                               LAVICAPITAL LLC


                               By:      _________________________________
                               Name:    _________________________________
                               Title:   _________________________________

                               Address: c/o Lavipour & Company
                                                 444 Park Avenue, Suite 302
                                                 New York, New York 10016
                               Telephone:        (212) 545-1910
                               Facsimile:        (212) 545-1930
                               Person for Notice:  David Lavipour



                               Steve Francesco, Individually

                               Address: c/o Brian K. Gallagher
                                                380 Lexington Avenue, Suite 1505
                                                New York, New York 10168
                               Telephone:       212-983-9700
                               Facsimile:       212-983-9701

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Steve Francesco

                               Arnold Fischman, Individually

                               Address: 1564 49th Street
                                                 Brooklyn, New York 11219
                               Telephone:        212-545-1910
                               Facsimile:        212-545-1930

                               Consented to:
                                             -----------------------------------
                                                 Spouse of Arnold Fischman


                               BLUE HILL VENTURES, LLC


                               By:      _________________________________
                               Name:    _________________________________
                               Title:   _________________________________

                               Address: 645 Madison Avenue, Suite 500
                                                 New York, New York 10022
                               Telephone:        212-888-4004
                               Facsimile:        212-593-4391
                               Person for Notice:

                                    FOUNDERS:

                  (Solely  for  purposes  of  the  rights  and  benefits   under
                  Article 7 of this Agreement)



                               Michael L. Bergelson



                               Elam T. Birnbaum



                               John J. Oh



                               Joseph Oh

                                   SCHEDULE A

                               SERIES A INVESTORS


                  Name                              Amount of Securities

                  Fonix Corporation                        2,054,794
                  Linda Bergelson
                  Elisha Birnbaum
                  Barry Brumberg
                  Alberto Errera
                  Chris Joo
                  Judy Joo
                  Sonya Joo
                  Russell Kellner
                  Tom Kuchler
                  Sang Lee
                  Yun Jun Oh
                  Youn K. Oh
                  Scott Rosenberg
                  Eric Tepper
                  Vernon Wright
                  Fard Investments USA, Inc.
                  DRMW Holdings USA, Inc.
                  Rosalin Shahrabani
                  Ami Weinstock
                  Stan Gut
                  Michael Yuval
                  Avi Pelossof
                  Jean Paul Calamaro
                  Lavicapital LLC
                  Steve Francesco
                  Arnold Fischman
                  Lavicapital LLC
                  DRMW Holdings, Inc
                  Blue Hill Ventures, LLC